UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2005


                             PACIFIC CAPITAL BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)


          California                  0-11113                95-3673456
          ----------                  -------                ----------
 (State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)         Identification No.)


                  1021 Anacapa Street, Santa Barbara, CA 93101
                  --------------------------------------------
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (805) 564-6405


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01    OTHER EVENTS

On August 1, 2005, Pacific Capital Bancorp, Santa Barbara, California (the "Company"), completed its acquisition of all of the outstanding capital stock of First Bancshares, Inc. ("FSLO"), the parent company of First Bank of San Luis Obispo ("First Bank").

The Company acquired FSLO through the statutory merger (the "Merger") of New FSLO, Inc., a wholly owned subsidiary of Pacific Capital Bank, National Association (the "Bank" and wholly owned subsidiary of the Company), with and into FSLO, with FSLO being the surviving corporation in the Merger. The total cash consideration paid in the acquisition was approximately $60.8 million. The Merger was approved by the shareholders of FSLO at a special meeting held on June 14, 2005.

Shortly after the Merger, FSLO was merged with and into the Company, with the Company surviving such merger, and First Bank was merged into the Bank.

A copy of the Company's press release announcing its completion of the acquisition of FSLO is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.

       Not Applicable.

(b)    Pro Forma Financial Information.

       Not Applicable.


Exhibits.

The following is furnished in accordance with Item 601 of Regulation S-K.

Exhibit Number             Description of Exhibit

4.1 In connection with the Merger and the subsequent merger of FSLO with and into the Company, the Company has assumed the obligations of FSLO under an indenture dated October 29, 2002. Pursuant to Instruction 3(B)(4)(iii)(A) of Item 601 of Regulation S-K, management agrees to furnish to the Securities and Exchange Commission, upon request, a copy of said agreement and instrument.

99.1 Pacific Capital Bancorp press release dated August 1, 2005, titled "Pacific Capital Bancorp Completes Acquisition of First Bancshares, Inc."





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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 PACIFIC CAPITAL BANCORP

Date: August 1, 2005                         By: /s/ Donald Lafler
                                                 -----------------
                                                 Donald Lafler
                                                 Executive Vice President and
                                                 Chief Financial Officer



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EXHIBIT INDEX


Exhibit Number             Description of Exhibits
--------------             -----------------------

99.1 Pacific Capital Bancorp press release dated August 1, 2005, titled "Pacific Capital Bancorp Completes Acquisition of First Bancshares, Inc."